UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2026

Kennedy Lewis Capital Company
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	814-01603	88-6117755
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

225 Liberty St. Suite 4210
New York, New York 10281
(Address of Principal Executive Offices, Zip Code)

(212) 782-3842
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 1.01.	Entry into a Material Definitive Agreement.

On September 28, 2026, KLCC SPV GS1 LLC (“KLCC SPV GS1”), a Delaware limited liability company and wholly-owned subsidiary of Kennedy Lewis Capital Company, a Delaware statutory trust (the “Company” or “us”), entered into a Third Amendment to First Amended and Restated Credit Agreement (the “Third Amendment”) with KLCC SPV GS1, as borrower, the Company, as the investment manager, limited guarantor and equity holder thereunder, each of the lenders party thereto, Goldman Sachs Bank USA, as the syndication agent (the “Syndication Agent”) and as the calculation agent (the “Calculation Agent”), and GS ASL LLC, as the administrative agent (the “Administrative Agent”), U.S. Bank Trust Company, National Association, as collateral administrator (in such capacity, the “Collateral Administrator”) and collateral agent (in such capacity, the “Collateral Agent”) and U.S. Bank National Association as collateral custodian (in such capacity, the “Collateral Custodian”) and Securities Intermediary (in such capacity, the “Securities Intermediary”), which amends that certain First Amended and Restated Credit Agreement, dated as of October 11, 2024, by and among KLCC SPV GS1, the Company, the lenders from time to time party thereto, the Administrative Agent, the Syndication Agent, the Calculation Agent, the Collateral Administrator, the Collateral Agent, the Collateral Custodian and the Securities Intermediary (as amended prior to the date hereof, the “Secured Credit Facility”).

The Third Amendment amends the Secured Credit Facility to, among other things, (i) increase the financing limit under the Secured Credit Facility from $500,000,000 to $550,000,000, (ii) extend the Reinvestment Period from May 1, 2028 to September 28, 2029, (iii) extend the Scheduled Maturity Date from May 1, 2030 to September 28, 2031 and (iv) change the spread charged on borrowings under the Secured Credit Facility from a range of 2.50% to 2.60% (prior to the Third Amendment) to 2.25% (on and after the Third Amendment).

In connection with the Third Amendment, the Company also entered into a First Amendment to Non-Recourse Carveout Guaranty Agreement (the “Non-Recourse Carveout Guaranty Amendment”) in favor of the Collateral Agent, the Administrative Agent, the Syndication Agent, the Calculation Agent and the lenders party to the Secured Credit Facility. Pursuant to the Non-Recourse Carveout Guaranty Amendment, the Company guarantees certain losses, damages, costs, expenses, liabilities, claims and other obligations incurred in connection with the willful misconduct of the Company, KLCC SPV GS1 and certain controlled affiliates.

The description above is only a summary of the material provisions of the Third Amendment and Non-Recourse Carveout Guaranty Amendment and is qualified in its entirety by reference to a copy of the Third Amendment and Non-Recourse Carveout Guaranty Amendment, which are filed as Exhibits 10.1 and 10.2 to this current report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
10.1*	Third Amendment to First Amended and Restated Credit Agreement
10.2	First Amendment to the Non-Recourse Carveout Guaranty Amendment
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*          Certain portions of this exhibit have been omitted in accordance with Item 601(b)(10)(vi) of Regulation S-K. The registrant agrees to furnish supplementally an unredacted copy of this exhibit to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kennedy Lewis Capital Company

Date:	October 1, 2026	By:	/s/ Gary Klayn
Name: Gary Klayn
Title: Chief Financial Officer